Federated Hermes Kaufmann Fund
A Portfolio of Federated Hermes Equity Funds
CLASS A SHARES (TICKER KAUAX)
CLASS B SHARES (TICKER KAUBX)
CLASS C SHARES (TICKER KAUCX)
CLASS R SHARES (TICKER KAUFX)
INSTITUTIONAL SHARES (TICKER KAUIX)

SUPPLEMENT TO PROSPECTUS DATED DECEMBER 31, 2021
On February 17, 2022, the Board of Trustees of Federated Hermes Equity Funds, on behalf of its series, Federated Hermes Kaufmann Fund (the “Fund”), approved the re-instatement of the intra-fund share class conversion feature for Class R Shares of the Fund. Accordingly, effective immediately, shareholders holding Class R Shares will be permitted to convert their shares into any other share class of the Fund, provided that the shareholder meets the eligibility requirements for the share class into which the conversion is sought, as applicable. To reflect the re-instatement of the conversion feature, the following disclosure will replace the existing disclosure in its entirety under the section “How is the Fund Sold?”:
“Intra-Fund Share Conversion Program
A shareholder in the Fund’s Shares may convert their Shares at net asset value to any other share class of the Fund if the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable. This share conversion program is not applicable to the Fund’s Class B Shares. The share conversion program is not applicable to the Fund’s Class A Shares and Class C Shares subject to a contingent deferred sales charge, if applicable. For Class C Shares purchased through a financial intermediary after June 30, 2017, such shares may only be converted to another share class of the same Fund if: (i) the shares are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Fund’s distributor the CDSC otherwise payable upon the sale of such shares; (ii) the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable; and (iii) (a) the conversion is made to facilitate the shareholder’s participation in a self-directed brokerage (non-advice) account or a fee-based advisory program offered by the intermediary; or (b) the conversion is part of a multiple-client transaction through a particular financial intermediary as pre-approved by the Fund’s Administrator. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 to convert your Shares.”
February 23, 2022

Federated Hermes Kaufmann Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455637 (2/22)
© 2022 Federated Hermes, Inc.